BRANDYWINE ADVISORS FUND

MANAGED BY FRIESS ASSOCIATES, LLC        ANNUAL REPORT       SEPTEMBER 30, 2001

DEAR FELLOW SHAREHOLDERS:

   Brandywine Advisors Fund posted strong relative results in the September quarter despite less than inspiring market conditions. The median fund among the 93 mid-cap growth funds in Morningstar's Mutual Funds publication fell 25.69 percent, with the worst 10 funds plummeting 35.02 to 60.01 percent. Brandywine Advisors retraced just 13.49 percent.

   The Fund also fared better than major indexes. The S&P 500 Index's 14.68 percent decline for the quarter was its worst since the December quarter of 1987. One of the worst indexes, the Nasdaq Composite Index, dropped 30.65 percent.

   We are keenly aware that "relative performance" doesn't finance any of our goals and ambitions. My more than three decades in the business bring the reality that markets do go down at times, but that doesn't make the experience any less painful.

   Your team contained your portfolio's decline during the quarter by maintaining its focus on individual-company fundamentals. The average Brandywine Advisors holding sells at less than 22 times 2001 earnings estimates and is expected to grow earnings 28 percent this year, according to Baseline, as of September 30, 2001. The average S&P 500 Index component sells at a higher 23 times estimates with a 19 percent earnings decline predicted.
                                           -------

   The Fund's migration to health-care companies, supermarkets and other companies that demonstrate this type of growth and reasonable valuations is what sustained strength in the portfolio in the wake of September 11.

   The government is doing its part to invigorate the nation's economic engine, but fear and uncertainty are hard to overcome with lower interest rates and tax rebates. What good are investment tax credits for building plants and equipment, for example, in an environment marked by excess capacity and questionable consumer demand?

   The earnings realities related to this situation explain why much of your portfolio focuses on companies offering products and services that are staple needs such as health care and food as well as various equipment and packaging related to that consistent demand.

   Manufacturers will likely stay cautious, leading to further inventory paring and steep markdowns. Plant and equipment investments should be limited at best. Meanwhile, government spending could hit double-digit growth during the next three months depending on the speed of military and relief efforts. On top of the Fed's ninth rate cut this year, Congress continues to consider additional economic stimuli totaling as much as $100 billion.

   Money-market investments as a percentage of assets represented in the Wilshire 5000 Index climbed to over 20 percent in September, reaching the highest level recorded by Salomon Smith Barney since it began tracking the ratio in 1978. While this indicates a high degree of investor caution, it also means a great deal of cash is on the sidelines ready to be deployed.

   RATIO OF TOTAL MONEY MARKET FUND ASSETS / WILSHIRE 5000, 1985 - 2001 Q3

                                             Ratio
                                             -----
                              Mar-80          0.05
                              Jun-80          0.07
                              Sep-80          0.06
                              Dec-80          0.06
                              Mar-81          0.08
                              Jun-81          0.09
                              Sep-81          0.12
                              Dec-81          0.15
                              Mar-82          0.17
                              Jun-82          0.18
                              Sep-82          0.20
                              Dec-82          0.16
                              Mar-83          0.13
                              Jun-83          0.11
                              Sep-83          0.10
                              Dec-83          0.10
                              Mar-84          0.12
                              Jun-84          0.12
                              Sep-84          0.12
                              Dec-84          0.14
                              Mar-85          0.13
                              Jun-85          0.13
                              Sep-85          0.12
                              Dec-85          0.12
                              Mar-86          0.12
                              Jun-86          0.11
                              Sep-86          0.12
                              Dec-86          0.12
                              Mar-87          0.11
                              Jun-87          0.10
                              Sep-87          0.10
                              Dec-87          0.13
                              Mar-88          0.13
                              Jun-88          0.12
                              Sep-88          0.12
                              Dec-88          0.12
                              Mar-89          0.13
                              Jun-89          0.12
                              Sep-89          0.12
                              Dec-89          0.13
                              Mar-90          0.14
                              Jun-90          0.13
                              Sep-90          0.15
                              Dec-90          0.17
                              Mar-91          0.16
                              Jun-91          0.15
                              Sep-91          0.14
                              Dec-91          0.14
                              Mar-92          0.14
                              Jun-92          0.14
                              Sep-92          0.14
                              Dec-92          0.13
                              Mar-93          0.13
                              Jun-93          0.12
                              Sep-93          0.12
                              Dec-93          0.12
                              Mar-94          0.12
                              Jun-94          0.13
                              Sep-94          0.13
                              Dec-94          0.13
                              Mar-95          0.13
                              Jun-95          0.13
                              Sep-95          0.12
                              Dec-95          0.13
                              Mar-96          0.13
                              Jun-96          0.12
                              Sep-96          0.13
                              Dec-96          0.13
                              Mar-97          0.13
                              Jun-97          0.12
                              Sep-97          0.11
                              Dec-97          0.11
                              Mar-98          0.12
                              Jun-98          0.11
                              Sep-98          0.12
                              Dec-98          0.13
                              Mar-99          0.12
                              Jun-99          0.11
                              Sep-99          0.12
                              Dec-99          0.12
                              Mar-00          0.12
                              Jun-00          0.12
                              Sep-00          0.12
                              Dec-00          0.14
                              Mar-01          0.17
                              Jun-01          0.18
                              Sep-01          0.20

Source: Salomon Smith Barney

   Our approach will continue to focus on fundamental progress among individual companies. Any sustained move to the upside for stocks will hinge on
               ---------
fundamental developments as opposed to technical or macro-based indicators that disregard all-important improvements in individual-company fundamentals.

   We see no reason, for example, that justifies the semiconductor sector jumping nearly 10 percent on October 3. We are willing to miss these moves as we did in the June quarter and instead wait patiently for concrete evidence of improving fundamentals.

   Thanks for your confidence in your team and its approach. Best wishes from your entire Friess team.

   God Bless!

   /s/Foster Friess

   Foster Friess

ANDRX GROUP, ADRX

   Battles are being waged over little pills. As patents for the acid-reflux drug Prilosec, hypertension drug Tiazac and other branded names approach expiration, generic drug makers stand to benefit. These two drugs alone represent more than $6 billion in annual sales.

   Nasdaq-listed Andrx is a specialty pharmaceutical company engaged in the developing and marketing of oral, controlled-release generic and branded pharmaceuticals. Currently in litigation over both Prilosec and Tiazac, the company could have six months to offer generic alternatives exclusively once the door for equivalent versions opens. Its existing product line is strong regardless of the outcome.

   Amid rising costs, managed-care companies and other health-care payers are turning to generic alternatives. Andrx topped June-quarter estimates by 17 percent as earnings jumped 36 percent from the year-ago level. Driving results were strong sales of Cartia XT, Andrx's generic version of the blood-pressure drug Cardizem CD, and Albuterol, a bioequivalent of Glaxo Wellcome's asthma medication Ventolin.

   Your team spoke with President Elliot Hahn about Andrx's generic distribution division. The company earns revenue by marketing third-party generics in addition to its own. June-quarter sales from distributed products grew to $106 million, a 37 percent increase from last year.

   Andrx's 17 new generic drug applications under review by the Food and Drug Administration target brand names that generated roughly $11 billion in sales for their creators in 2000. Additionally, Andrx expects to launch Altocor, its own branded cholesterol drug, in the first half of next year.

   Your team bought Andrx shares at roughly 15 times 2002 consensus earnings estimates. Analysts polled by First Call expect earnings to grow 45 percent to $1.46 a share this year and 105 percent to $3.00 a share in 2002.

ARTHUR J. GALLAGHER & CO., AJG

   Rising premiums marked the recent property and casualty insurance landscape before the terrorist attacks of September 11. Now, with unprecedented claims stemming from those tragic events, that pricing trend takes strong hold for some time to come.

   NYSE-listed Arthur J. Gallagher & Co. benefits from higher premiums without suffering the crushing financial drain that insurance underwriters face from the billions of dollars in damages. The company generates about two-thirds of its revenue as an insurance broker that earns commissions based on the premiums of the insurance it helps its customers acquire.

   Founded by its insurance-salesman namesake in 1927, Arthur J. Gallagher is now the fourth-largest insurance broker in the world. It negotiates and places all forms of coverage, including property and casualty, pension, marine, employee benefits and life. It also offers risk-management services. A Gallagher family member, J. Patrick Jr., remains at the helm, and the company's commitment to high moral and ethical standards attracts many religious institutions to its diverse customer base.

   Your team spoke with Chief Financial Officer Michael Cloherty about the unique role the company's claims-processing unit plays in attracting new brokerage business. Few brokers process claims for their clients. Arthur J. Gallagher strives to deliver great service in claims processing because clients who are impressed by that experience are often motivated to inquire about its brokerage services.

   Even Marsh & McClennan Cos. and Aon Corp., the world's top two brokers, utilize the company's claims-processing services. The industry is now bracing for a flood of claims related to the terrorist attacks.

   Arthur J. Gallagher grew June-quarter earnings 41 percent. Your team bought the company for less than 18 times 2002 consensus earnings estimates. Analysts polled by First Call predict earnings will grow 33 percent this year.

                            BRANDYWINE ADVISORS FUND

  PERCENT CHANGES IN TOP TEN HOLDINGS FROM BOOK COST AS OF SEPTEMBER 30, 2001

1. St. Jude Medical, Inc.  34.2%    6. L-3 Communications Holdings, Inc.   0.7%
2. Progressive Corp.        3.3%    7. Biogen, Inc.                       -2.5%
3. IVAX Corp.             -21.1%    8. Apria Healthcare Group Inc.        -2.5%
4. Tenet Healthcare Corp.  37.3%    9. Caremark Rx, Inc.                  22.8%
5. Waters Corp.            20.7%   10. HealthSouth Corp.                  -0.0%

                                  EARNINGS GROWTH

                         The Fund's Holdings        28%
                         S&P 500 Index             -19%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2001 VS 2000

All figures are dollar weighted and based on data from Baseline, September 30, 2001.

                     THE PORTFOLIO'S MARKET CAPITALIZATION

                                   LARGE CAP
                              $15 billion and over
                                      2.9%

                                    MID CAP
                           $1 billion to $15 billion
                                     85.9%

                                   SMALL CAP
                                below $1 billion
                                      4.0%

                                      CASH
                                      7.2%

                            TOP TEN INDUSTRY GROUPS

Medical Services (14.4%)
Medical Products (14.3%)
Pharmaceuticals (10.4%)
Insurance (7.9%)
Food/Restaurants (7.6%)
Health Care Related (7.5%)
Medical/Managed Care  (6.7%)
Apparel & Shoe Retailers (3.8%)
Aerospace/Defense (3.6%)
Financial/Business Services (3.0%)
All Others (13.6%)
Cash (7.2%)

                            BRANDYWINE ADVISORS FUND
                      SEPTEMBER QUARTER "ROSES AND THORNS"

                        $ GAIN
 BIGGEST $ WINNERS  (IN THOUSANDS)   % GAIN   REASON FOR MOVE
 -----------------   -------------   ------   ---------------

      St. Jude
   Medical, Inc.        $172.4        14.1    June-quarter earnings jumped to
                                              $0.55 per share from $0.46 a year
                                              ago. The FDA approved St. Jude's
                                              Photon Micro ICD for treating
                                              patients with irregular
                                              heartbeats, fueling revenue and
                                              profit growth in its cardiac
                                              rhythm management unit.

    Waters Corp.        $121.2        20.7    After disappointing June-quarter
                                              results, orders strengthened for
                                              the company's mass spectrometer
                                              product, used to facilitate more
                                              rapid drug discovery based on the
                                              recently completed human genome
                                              project.

  Tenet Healthcare
       Corp.            $105.8        9.5     The hospital-management company
                                              beat expectations with 33 percent
                                              earnings growth in the May
                                              quarter thanks to increasing
                                              inpatient admissions and positive
                                              pricing trends. The company also
                                              benefits from higher Medicare
                                              reimbursement rates.

     Ball Corp.          $79.4        21.8    North-America's largest beverage-
                                              can maker rose on expectations
                                              that its aluminum can business
                                              would likely improve after two
                                              competitors closed three plants
                                              and the company announced a new
                                              joint venture with Coors Brewing.

  Universal Health
Services, Inc. Cl B      $65.7        8.3     June-quarter earnings grew 34
                                              percent on solid volume and
                                              pricing growth. The hospital
                                              owner continues to capitalize on
                                              consolidation opportunities in
                                              both the acute care and
                                              behavioral health markets.

                        $ LOSS
  BIGGEST $ LOSERS  (IN THOUSANDS)   % LOSS   REASON FOR MOVE
  ----------------   -------------   ------   ---------------

     IVAX Corp.         $716.1       -42.9    The generic-drug maker topped
                                              June-quarter estimates by 27
                                              percent with 106 percent earnings
                                              growth. Shares fell when IVAX
                                              warned that third-quarter sales
                                              of its generic version of the
                                              cancer drug Taxol would be
                                              significantly lower than the
                                              previous quarter due to increased
                                              competition.

     SPX Corp.          $433.1       -31.5    The outlook for the company's
                                              telecom/storage business worsened
                                              as synergies from its United
                                              Dominion purchase took longer
                                              than anticipated to develop. The
                                              diversified industrial-products
                                              maker was also exposed to the
                                              terrorist attacks of September 11
                                              through subsidiary Inrange
                                              Technologies.

      ACE Ltd.          $340.0       -36.9    Shares of the property and
                                              casualty insurer dropped sharply
                                              due to its exposure to
                                              liabilities from the terrorist
                                              attacks of September 11, totaling
                                              roughly 10 percent of its equity
                                              base. The Fund sold shares
                                              following the tragic events.

    Kmart Corp.         $271.6       -40.1    The retail sector suffered as
                                              fears surfaced that consumers
                                              would delay purchases in the wake
                                              of the worst terrorist attack in
                                              U.S. history. The Fund sold
                                              shares on signs that same-store
                                              sales growth would slow.

   Talbots, Inc.        $265.0       -29.1    July-quarter earnings grew 22
                                              percent, outpacing analyst
                                              expectations. The entire retail
                                              sector suffered as fears surfaced
                                              that consumers would delay
                                              purchases in the wake of the
                                              worst terrorist attack in U.S.
                                              history.

All gains/losses are calculated on an average cost basis

        MANAGEMENT'S DISCUSSION OF PERFORMANCE BRANDYWINE ADVISORS FUND

   Your team launched Brandywine Advisors Fund on October 31, 2000. The 11-month period through September 30, 2001 was marked by deteriorating corporate profits amid slowing economic growth. The September 11 terrorist attacks then fueled added uncertainty, leading many to believe the domestic economy contracted in the September quarter.

   Your Fund, while not immune to the negative climate, limited its influence by staying focused on reasonably priced companies with strong fundamentals.

   Your team uncovered mainly technology, health-care, energy and retail companies that met the Fund's criteria for the initial portfolio. It later reduced technology exposure during your Fund's first months in operation as it added to health care and energy.

   These switches proved to be well timed, as a challenging environment for technology stocks deteriorated rapidly. Your Fund gained 2.67 percent from October 31, 2000 through December 31, 2000, whereas major index declines ranged from 0.66 percent for the S&P MidCap 400 Index to 26.68 percent for the tech-heavy Nasdaq Composite Index.

   The downturn widened early in 2001 on concerns that the domestic economy was slowing more than expected. Your Fund's energy and utility holdings held relatively strong while its remaining technology holdings hampered results. Still, your Fund's limited technology exposure helped contain its decline to
13.66 percent in the March quarter as the Nasdaq Composite Index fell 25.51 percent.

   Technology stocks rose in the June quarter even though the fundamental problems that initiated their fall the year before were worse. This was not a good environment for your team's approach, which isolates companies based on their fundamental strength. Your Fund grew 3.77 percent in the quarter.

   Technology represented under 7 percent of assets at the start of the September quarter. Healthcare represented the most assets, with supermarkets and makers of staple consumer goods, such as food, also holding notable positions. This enabled your Fund to retrace just 13.49 percent in a very negative quarter, while major index declines ranged from 14.69 percent for the S&P 500 to 30.65 percent for the Nasdaq Composite.

   The average mid-cap growth fund among the 93 in Morningstar's Mutual Funds publication dropped 44.17 percent in the 11 months through September 2001. Your Fund declined 20.42 percent.

  COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN BRANDYWINE ADVISORS FUND, S&P 500 INDEX(1)<F1>, NASDAQ INDUSTRIALS INDEX(2)<F2> AND RUSSELL 2000
                                  INDEX(3)<F3>

                  BRANDYWINE          NASDAQ
    DATE         ADVISORS FUND     INDUSTRIALS      S&P 500       RUSSELL 2000
    ----         -------------     -----------      -------       ------------
 10/31/2000        $100,000         $100,000       $100,000         $100,000
 11/30/2000         $96,090          $77,525        $92,116          $89,730
 12/31/2000        $102,672          $80,345        $92,547          $97,438
  1/31/2001         $99,520          $90,467        $95,851         $102,514
  2/28/2001         $94,753          $74,119        $87,120          $95,789
  3/31/2001         $88,642          $66,645        $81,601          $91,105
  4/30/2001         $94,935          $77,560        $87,946          $98,230
  5/31/2001         $94,650          $79,227        $88,535         $100,646
  6/30/2001         $91,981          $82,152        $86,380         $104,118
  7/31/2001         $90,546          $77,695        $85,531          $98,486
  8/31/2001         $87,115          $72,065        $80,175          $95,305
  9/30/2001         $79,579          $59,079        $73,690          $93,599

                        AVERAGE ANNUALIZED TOTAL RETURN
                              Since Effective Date
                                    10/31/00
                                    -22.09%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

(1)<F1> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index which assumes reinvestment of dividends.
(2)<F2> The NASDAQ Industrials Index is capitalization-weighted to measure the performance of all NASDAQ stocks in the industrial sector and does not include income.
(3)<F3> The Russell 2000 Index, a trademark of the Frank Russell Company, is the smallest 2,000 of the 3,000 largest publicly traded companies in the United States equity market and includes income.

                            BRANDYWINE ADVISORS FUND
                            STATEMENT OF NET ASSETS
                               September 30, 2001

 SHARES OR                                                            QUOTED
 PRINCIAL                                                             MARKET
  AMOUNT                                                 COST          VALUE
 --------                                                ----         ------
COMMON STOCKS - 92.8% (A)<F5>

             AEROSPACE/DEFENSE - 3.6%
      3,000  Alliant Techsystems Inc.*<F4>            $   202,054   $   256,800
      8,000  L-3 Communications
              Holdings, Inc.*<F4>                         694,618       699,600
                                                      -----------   -----------
                                                          896,672       956,400

                  THIS SECTOR IS 6.7% ABOVE YOUR FUND'S COST.

             APPAREL & SHOE RETAILERS - 3.8%
      7,000  American Eagle Outfitters, Inc.*<F4>         126,769       139,300
     10,500  NIKE, Inc. Cl B                              467,144       491,505
      2,700  Polo Ralph Lauren Corp.*<F4>                  62,517        50,625
     11,300  Talbots, Inc.                                404,488       253,685
      5,400  Venator Group, Inc.*<F4>                      73,854        82,350
                                                      -----------   -----------
                                                        1,134,772     1,017,465

                  THIS SECTOR IS 10.3% BELOW YOUR FUND'S COST.

             BUILDING RELATED - 0.8%
      3,600  Jacobs Engineering Group Inc.*<F4>           232,354       224,640

                  THIS SECTOR IS 3.3% BELOW YOUR FUND'S COST.

             COMPUTER/ELECTRONICS - 0.8%
     34,500  CGI Group Inc.*<F4>                          194,841       200,445

                  THIS SECTOR IS 2.9% ABOVE YOUR FUND'S COST.

             DRILLING & OIL/GAS SERVICES - 0.8%
     34,800  Key Energy Services, Inc.*<F4>               418,910       221,328

                  THIS SECTOR IS 47.2% BELOW YOUR FUND'S COST.

             FINANCIAL/BUSINESS SERVICES - 3.0%
      2,200  Career Education Corp.*<F4>                  119,574       121,000
      9,345  Charter One Financial, Inc.                  232,149       263,716
      3,200  Countrywide Credit Industries, Inc.          130,480       140,576
      2,900  Exult Inc.*<F4>                               38,686        33,901
      3,500  Scholastic Corp.*<F4>                        143,024       152,250
      3,100  Washington Federal, Inc.                      75,175        77,655
                                                      -----------   -----------
                                                          739,088       789,098

                  THIS SECTOR IS 6.8% ABOVE YOUR FUND'S COST.

             FOOD/RESTAURANTS - 7.6%
      4,600  Applebee's International, Inc.               132,670       135,700
     14,100  Brinker International, Inc.*<F4>             375,710       333,042
     11,100  Darden Restaurants, Inc.                     264,659       291,375
     10,100  Jack in the Box Inc.*<F4>                    333,373       282,800
      3,900  McCormick & Company, Inc.
              Non Voting Shares                           165,522       178,620
      6,600  Suiza Foods Corp.*<F4>                       369,587       416,724
      1,500  SUPERVALU INC.                                29,565        30,345
     13,000  Wendy's International, Inc.                  355,688       346,450
                                                      -----------   -----------
                                                        2,026,774     2,015,056

                  THIS SECTOR IS 0.6% BELOW YOUR FUND'S COST.

             HEALTH CARE RELATED - 7.5%
      6,600  AdvancePCS*<F4>                              441,720       473,748
      6,800  AmerisourceBergen Corp.*<F4>                 442,622       482,460
      3,600  Express Scripts, Inc.*<F4>                   176,023       199,152
     12,900  McKesson Corp.                               491,942       487,491
     14,800  Priority Healthcare Corp. Cl B*<F4>          391,354       355,200
                                                      -----------   -----------
                                                        1,943,661     1,998,051

                  THIS SECTOR IS 2.8% ABOVE YOUR FUND'S COST.

             HOME/OFFICE RELATED - 0.9%
      6,500  Pitney Bowes Inc.                            269,708       248,300

                  THIS SECTOR IS 7.9% BELOW YOUR FUND'S COST.

             INSURANCE - 7.9%
      4,300  Fidelity National Financial, Inc.            108,583       115,627
     10,000  Arthur J. Gallagher & Co.                    276,069       338,500
      6,400  Mercury General Corp.                        249,415       254,080
      5,200  Old Republic International Corp.             140,627       136,292
      8,700  Progressive Corp.                          1,127,244     1,164,930
      4,700  Willis Group Holdings Ltd.*<F4>               83,032       109,933
                                                      -----------   -----------
                                                        1,984,970     2,119,362

                  THIS SECTOR IS 6.8% ABOVE YOUR FUND'S COST.

             LEISURE & ENTERTAINMENT - 0.3%
      4,200  Direct Focus, Inc.*<F4>                      133,933        83,580

                  THIS SECTOR IS 37.6% BELOW YOUR FUND'S COST.

             MACHINERY & MISCELLANEOUS MANUFACTURING - 1.6%
     12,500  Pactiv Corp.*<F4>                            187,370       181,125
      2,900  SPX Corp.*<F4>                               309,448       240,410
                                                      -----------   -----------
                                                          496,818       421,535

                  THIS SECTOR IS 15.2% BELOW YOUR FUND'S COST.

             MEDICAL/MANAGED CARE - 6.7%
     31,600  Caremark Rx, Inc.*<F4>                       429,335       527,088
     14,900  Health Net Inc.*<F4>                         270,965       286,378
     18,600  Humana Inc.*<F4>                             198,253       224,316
      5,500  Trigon Healthcare, Inc.*<F4>                 355,825       360,250
      3,600  Wellpoint Health Networks Inc.*<F4>          350,032       392,940
                                                      -----------   -----------
                                                        1,604,410     1,790,972

                  THIS SECTOR IS 11.6% ABOVE YOUR FUND'S COST.

             MEDICAL PRODUCTS - 14.3%
     13,000  Apogent Technologies Inc.*<F4>               293,390       310,700
      5,400  Beckman Coulter, Inc.                        221,374       238,950
      8,650  Biomet, Inc.                                 250,518       253,013
      9,500  Cytyc Corp.*<F4>                             234,407       254,695
      6,000  Henry Schein, Inc.*<F4>                      183,172       231,600
     20,400  St. Jude Medical, Inc.*<F4>                1,040,343     1,396,380
     12,700  Thoratec Corp.*<F4>                          238,661       210,058
     19,800  Waters Corp.*<F4>                            587,018       708,246
      7,600  Zimmer Holdings, Inc.*<F4>                   208,211       210,900
                                                      -----------   -----------
                                                        3,257,094     3,814,542

                  THIS SECTOR IS 17.1% ABOVE YOUR FUND'S COST.

             MEDICAL SERVICES - 14.4%
     21,100  Apria Healthcare Group Inc.*<F4>             560,722       546,490
      3,800  Charles River Laboratories
              International, Inc.*<F4>                    117,604       134,406
     19,900  DaVita, Inc.*<F4>                            375,053       404,965
     11,200  Health Management
              Associates, Inc.*<F4>                       238,541       232,512
     31,700  HEALTHSOUTH Corp.*<F4>                       515,624       515,442
      1,100  Laboratory Corporation
              of America Holdings*<F4>                     78,673        88,935
      8,300  Manor Care, Inc.*<F4>                        200,461       233,230
     14,400  Omnicare, Inc.                               268,948       314,352
     13,000  Tenet Healthcare Corp.*<F4>                  564,701       775,450
      6,200  Triad Hospitals, Inc.*<F4>                   205,583       219,480
      7,800  Universal Health
              Services, Inc. Cl B*<F4>                    331,342       380,640
                                                      -----------   -----------
                                                        3,457,252     3,845,902

                  THIS SECTOR IS 11.2% ABOVE YOUR FUND'S COST.

             OIL/GAS EXPLORATION & PRODUCTION - 2.3%
      2,600  Canadian Natural Resources Ltd.               79,514        63,284
     22,900  Ocean Energy Inc.                            436,611       373,270
     12,700  Pioneer Natural Resources Co.*<F4>           222,694       180,721
                                                      -----------   -----------
                                                          738,819       617,275

                  THIS SECTOR IS 16.5% BELOW YOUR FUND'S COST.

             PHARMACEUTICALS - 10.4%
      3,600  Andrx Group*<F4>                             157,203       233,712
     11,000  Biogen, Inc.*<F4>                            626,962       611,380
      2,300  Celgene Corp.*<F4>                            57,479        60,789
     43,000  IVAX Corp.*<F4>                            1,207,515       953,310
      3,300  King Pharmaceuticals, Inc.*<F4>              125,971       138,435
     10,000  Shire Pharmaceuticals Group PLC*<F4>         479,720       403,000
      6,000  Teva Pharmaceutical
              Industries Ltd. ADR                         366,780       362,700
                                                      -----------   -----------
                                                        3,021,630     2,763,326

                  THIS SECTOR IS 8.5% BELOW YOUR FUND'S COST.

             RETAILING - 1.2%
        600  BJ's Wholesale Club, Inc.*<F4>                26,585        28,566
      7,100  Family Dollar Stores, Inc.                   175,353       195,392
      2,700  Michaels Stores, Inc.*<F4>                   112,555        98,658
                                                      -----------   -----------
                                                          314,493       322,616

                  THIS SECTOR IS 2.6% ABOVE YOUR FUND'S COST.

             SOFTWARE - 1.0%
      7,000  Autodesk, Inc.                               244,263       224,420
      6,100  Compuware Corp.*<F4>                          71,072        50,813
                                                      -----------   -----------
                                                          315,335       275,233

                  THIS SECTOR IS 12.7% BELOW YOUR FUND'S COST.

             SUPERMARKETS - 1.6%
      6,500  Albertson's, Inc.                            216,675       207,220
      7,400  Fleming Companies, Inc.                      223,287       218,300
                                                      -----------   -----------
                                                          439,962       425,520

                  THIS SECTOR IS 3.3% BELOW YOUR FUND'S COST.

             MISCELLANEOUS - 2.3%
      7,000  ALLETE, Inc.                                 178,963       179,480
      7,400  Ball Corp.                                   363,908       443,260
                                                      -----------   -----------
                                                          542,871       622,740

                  THIS SECTOR IS 14.7% ABOVE YOUR FUND'S COST.

                                                      -----------   -----------
             Total common stocks                       24,164,367    24,773,386

SHORT-TERM INVESTMENTS -- 7.9%(A)<F5>

             VARIABLE RATE DEMAND NOTES
 $1,200,000  American Family Financial Services         1,200,000     1,200,000
    480,000  Wisconsin Corporate
              Central Credit Union                        480,000       480,000
    424,729  Wisconsin Electric Power Co.                 424,729       424,729
                                                      -----------   -----------
             Total short-term investments               2,104,729     2,104,729
                                                      -----------   -----------
             Total investments                        $26,269,096    26,878,115
                                                      -----------
                                                      -----------
             Liabilities, less cash and
             receivables (0.7%) (A)<F5>                                (191,215)
                                                                    -----------
                NET ASSETS                                          $26,686,900
                                                                    -----------
                                                                    -----------
             Net Asset Value Per Share
             ($0.01 par value 100,000,000
             shares authorized), offering
             and redemption price
             ($26,686,900/33,198,702
             shares outstanding)                                          $8.34
                                                                          -----
                                                                          -----

  *<F4>   Non-dividend paying security.
(a)<F5>   Percentages for the various classifications relate to net assets.

     The accompanying notes to financial statements are an integral part of this statement.

                            BRANDYWINE ADVISORS FUND
                            STATEMENT OF OPERATIONS
                      For the Period from October 1, 2000
               (Commencement of Operations) to September 30, 2001

INCOME:
     Dividends                                                     $   118,362
     Interest                                                           94,590
                                                                   -----------
          Total income                                                 212,952
                                                                   -----------

EXPENSES:
     Management fees                                                   277,674
     Distribution fees                                                  69,418
     Registration fees                                                  26,375
     Custodian fees                                                     23,528
     Administrative services                                            20,000
     Professional fees                                                  12,437
     Transfer agent fees                                                12,135
     Printing and postage expense                                        8,319
     Board of Directors fees                                             6,816
     Other expenses                                                     11,367
                                                                   -----------
          Net expenses                                                 468,069
                                                                   -----------
NET INVESTMENT LOSS                                                   (255,117)
                                                                   -----------
NET REALIZED LOSS ON INVESTMENTS                                    (5,126,437)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                 609,019
                                                                   -----------
NET LOSS ON INVESTMENTS                                             (4,517,418)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(4,772,535)
                                                                   -----------
                                                                   -----------

                       STATEMENT OF CHANGES IN NET ASSETS
                      For the Period from October 1, 2000
                          (Commencement of Operations)
                             to September 30, 2001

OPERATIONS:
     Net investment loss                                            $  (255,117)
     Net realized loss on investments                                (5,126,437)
     Net increase in unrealized appreciation on investments             609,019
                                                                    -----------
          Net decrease in net assets resulting from operations       (4,772,535)
                                                                    -----------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (3,246,665 shares)                  31,917,106
     Cost of shares redeemed (47,963 shares)                           (457,671)
                                                                    -----------
          Net increase in net assets derived
            from Fund share activities                               31,459,435
                                                                    -----------
          TOTAL INCREASE                                             26,686,900

NET ASSETS AT THE BEGINNING OF THE YEAR                                       0
                                                                    -----------
NET ASSETS AT THE END OF THE YEAR                                   $26,686,900
                                                                    -----------
                                                                    -----------

       The accompanying notes to financial statements are an integral part of these statements.

                            BRANDYWINE ADVISORS FUND
                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                                             FOR THE PERIOD
                                           FOR THE PERIOD       10/01/00
                                                10/31/00       (COMMENCEMENT
                                           (EFFECTIVE DATE)   OF OPERATIONS)
                                           THROUGH 9/30/01   THROUGH 10/31/00
                                           ---------------   ----------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $10.48           $10.00

Income from investment operations:
     Net investment loss                         (0.08)            0.00
     Net realized and unrealized
       (losses) gains on investments             (2.06)            0.48
                                                ------           ------
Total from investment operations                 (2.14)            0.48

Less distributions:
     Dividend from net investment income            --               --
     Distribution from net realized gains           --               --
                                                ------           ------
Total from distributions                            --               --
                                                ------           ------
Net asset value, end of period                   $8.34           $10.48
                                                ------           ------
                                                ------           ------

TOTAL INVESTMENT RETURN                          (20.4%)*<F6>       4.8%*<F6>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)          26,687           26,456
Ratio of expenses to average net assets           1.68%**<F7>      1.73%**<F7>
Ratio of net investment loss
  to average net assets                           (0.9%)**<F7>     (0.6%)**<F7>
Portfolio turnover rate                          264.5%            20.6%

 *<F6>  Not Annualized.
**<F7>  Annualized.

  The accompanying notes to financial statements are an integral part of this statement.

                         NOTES TO FINANCIAL STATEMENTS
                               September 30, 2001

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Advisors Fund (the "Fund"). The Fund is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 and is a series of the Brandywine Blue Fund, Inc. (the "Blue Fund"). The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The Fund was privately offered from October 1, 2000 (commencement of operations) to October 31, 2000 (effective date), the date shares were first offered to the public. The assets and liabilities of each fund are segregated and a shareholder's interest is limited to the fund in which the shareholder owns shares. The investment objective of the Fund is to produce capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment advisor under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at amortized cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts, as reported on the statement of net assets, are substantially the same for Federal income tax purposes.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Provision has not been made for Federal income taxes since the Fund will elect to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has $155,150 of a capital loss carryover which expires September 30, 2009. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover. The Fund has $4,894,303 of post-October losses, which are deferred for tax purposes until the year ending September 30, 2002.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital account.

     (g) The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISOR AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

     The Fund has a management agreement with Friess Associates, LLC (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Advisor a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund. Also, the Advisor is reimbursed for administrative services rendered to the Fund by a consultant paid by the Advisor.

     Each Director who is not affiliated with the Fund receives an annual fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in the Fund. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the Fund. The Fund maintains its proportionate share of the Fund's liability for deferred fees.

     The Fund has adopted a Service and Distribution Plan (the "Plan") persuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund's average net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

(3)  DISTRIBUTION TO SHAREHOLDERS

     Net investment income and net realized gains, if any, will be distributed to shareholders.

(4)  INVESTMENT TRANSACTIONS

     For the period from October 1, 2000 (Commencement of Operations) to September 30, 2001, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Fund were $102,907,780 and $73,616,977, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of September 30, 2001, liabilities of the Fund included the following:

     Payable to brokers for
      investments purchased                                         $   522,544
     Payable to Advisor for management fees                              22,221
     Deferred compensation plan for Directors                             6,816
     Other liabilities                                                   14,834

(6)  SOURCES OF NET ASSETS

     As of September 30, 2001, the sources of net assets were as follows:

     Fund shares issued
      and outstanding                                               $31,204,318
     Net unrealized appreciation
      on investments                                                    609,019
     Accumulated net realized losses                                 (5,126,437)
                                                                    -----------
                                                                    $26,686,900
                                                                    -----------
                                                                    -----------

     Aggregate net unrealized appreciation as of September 30, 2001 consisted of the following:

     Aggregate gross unrealized appreciation                        $ 1,927,166
     Aggregate gross unrealized depreciation                         (1,318,147)
                                                                    -----------
     Net unrealized appreciation                                    $   609,019
                                                                    -----------
                                                                    -----------

(7)  SUBSEQUENT EVENTS

     A special meeting of shareholders of the Fund is scheduled to be held on October 24, 2001. The purpose of the meeting will be to consider the following:

     1) A proposal to elect eight directors to the Board of Directors;

     2) A proposal to approve a new investment advisory agreement. The new investment advisory agreement contains substantially the same terms and conditions, including compensation rates, as the existing investment advisory agreement for the Fund;

     3) A proposal to approve a sub-advisory agreement among the Fund, the Advisor and Friess Associates of Delaware, Inc.;

     4) A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors; and

     5) Such other business as may properly come before the special meeting.

     Shareholders as of the close of business on the record date, August 30, 2001, are entitled to vote. The Board of Directors has unanimously approved all of the above matters under consideration.

(PRICEWATERHOUSECOOPERS LOGO)

100 EAST WISCONSIN AVENUE
SUITE 1500
MILWAUKEE, WI 53202

                          REPORT OF INDEPENDENT ACCOUNTANTS
October 9, 2001

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
  OF BRANDYWINE ADVISORS FUND

In our opinion, the accompanying statement of net assets of Brandywine Advisors Fund (the "Fund," one of the portfolios constituting the Brandywine Blue Fund, Inc.) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

             NAVIGATING CHANGE WITH CONSISTENTLY OBSESSIVE RESEARCH

   A thorough accounting review of each company that crosses your team's radar screen is an integral part of the Friess process. The near-term financial shock created by the September 11 tragedy prompted a number of temporary regulatory changes meant to assist in preserving order in U.S. equity markets.

   For example, the Securities and Exchange Commission (SEC) invoked its emergency powers to ease normal volume and timing restrictions for companies that wished to repurchase their own stock. This allowed companies to support their stock prices without risk of regulatory penalties or adverse accounting consequences.

   Staying on top of such developments is just one facet of the approach that prompted No-Load Fund Analyst in June to write about your team: "They are obsessive researchers, who work very hard to understand the business and the earnings drivers. They perform extensive analysis of financial statements and supplement this research through their ongoing trade checks."

   We capitalize on the relationship between earnings performance and stock prices by isolating companies experiencing rapid earnings growth that sell at reasonable multiples of earnings estimates. The average Brandywine Advisors holding sells at 22 times 2001 consensus earnings estimates and is expected to grow earnings 28 percent this year, according to Baseline, as of September 30, 2001. The typical S&P 500 Index component sells at a higher multiple with a 19 percent earnings decline predicted by analysts.
                 -------

   Intensive and repeated contacts with company managements, competitors, customers and suppliers help us to determine which companies meeting our criteria are most likely to exceed Wall Street earnings expectations.

   We look to own the #7 company in an industry making its move to the #3 spot. These companies often enjoy price-to-earnings ratio expansion as their profiles increase. We also typically require potential holdings to have at least three years of earnings history and $3 million in after-tax income.

   We sell a company when it reaches our target price, its fundamentals deteriorate, Wall Street becomes overly optimistic about it or an opportunity with greater upside potential displaces it. We often compare the latter "forced displacement" process to pigs eating at a trough. Hungry pigs push pigs that have eaten their fill from the barnyard trough just as great companies displace good companies in the portfolios we manage.

   You can rely on your team to consistently apply these disciplines regardless of swings in sentiment, changes in the economic environment and other broad factors that exert fleeting influence on stocks. Focusing on reasonably priced companies that manage to exceed earnings expectations despite such factors is the key to long-term investing success.

CAPTIAL GAINS UPDATE . . .

   There will be NO capital gains distribution in October, as Brandywine Advisors finished its fiscal year in a net realized loss position.

   This net loss position creates an opportunity to buy into a tax-advantaged situation in which Brandywine Advisors can realize approximately $1.60 per share in gains without triggering a taxable capital gains distribution.

   When the bull market charges, new investments in mutual funds often buy into built-in gains, leaving you responsible for taxes on appreciation you never enjoyed. Right now, the opposite is true for Brandywine Advisors. New investments will enjoy the potential upside benefits of the existing tax-loss status without experiencing the negative market conditions that created it.

                                BOARD OF DIRECTORS

                                  John E. Burris
                                     Chairman
                                Burris Foods, Inc.
                                 Milford, Delaware

                                 Foster S. Friess
                                     President
                              Friess Associates, LLC
                                 Jackson, Wyoming

                                    Stig Ramel
                                 Former President
                                 Nobel Foundation
                                 Stockholm, Sweden

                               Marvin N. Schoenhals
                                     Chairman
                               WSFS Financial Corp.
                               Wilmington, Delaware

                      P.O. Box 4166, Greenville, DE 19807
        (877) 636-6460                                  bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Custodian: FIRSTAR BANK, NA
Transfer Agent: FIRSTAR MUTUAL FUND SERVICES, LLC
Independent Accountants: PRICEWATERHOUSECOOPERS LLP
Legal Counsel: FOLEY & LARDNER
Distributor: QUASAR DISTRIBUTORS, LLC

   OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell, Vice President and Secretary; William D'Alonzo, Vice President; Carl Gates, Vice
   President; John Ragard, Vice President; and Paul Robinson, Vice President

     Report Staff: Chris Aregood, Rebecca Buswell, Dave Marky, Adam Rieger

This material is appropriate for use only when accompanied or preceded by a current Brandywine Advisors Fund prospectus, which contains more complete information, including fees and expenses. Please read it carefully before investing. Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that when redeemed, investor's shares may be worth more or less than their original cost.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. As of September 30, 2001, the Fund did not hold the securities discussed, unless they are listed in the accompanying financial statements.

The S&P Midcap 400 Index is a capitalization weighted index of 400 domestic stocks measuring the performance of the mid-size company segment of the U.S. stock market. The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data, over 6,500 capitalization weighted security returns are used to adjust the index. The Nasdaq Composite Index is a market-value weighted index that measures all domestic and non-U.S. common stocks listed on The Nasdaq Stock Market. Baseline Financial Services, Inc. (Baseline), provides analytical information and services to the investment community. First Call Corporation, a Thompson Financial Company, provides consensus earnings estimates based on analysts' earnings projections.

The Morningstar Mutual Fund August 2001 publication highlighted 93 mid-cap growth funds of the 408 they track in the category. Average annual total returns shown for the Funds included in this group were based on returns calculated by FactSet. FactSet Research Systems Inc. is a major supplier of online integrated financial and economic information to the investment management and banking industries. No-Load Fund Analyst, June 2001, "Fund Manager Updates."